新鴻基地產代理有限公司
SUN HUNG KAI
REAL ESTATE AGENCY LTD.

Our Ref: OL0802190002
Company Licence No: C-005253

In reply ☞ Please quote our reference number on the letter and envelope.

Direct Fax : 2827 0821

20 February 2008

Fuqi International Holdings Co., Ltd.
Unit 1217, Level 12
Landmark North
39 Lung Sum Avenue
Sheung Shui, New Territories

Attn : Mr Fred C Wong

Dear Sir

**Re: Proposed Tenancy**
**Unit 1217, Level 12, Landmark North ("the said premises")**

We refer to your proposed letting of the above premises with our Mr Samuel Kan and are pleased to confirm that the Landlord offers to let to you the said premises on the following broad terms and conditions:-

| | | |
|---|---|---|
| Landlord | : | SHK SHEUNG SHUI LANDMARK INVESTMENT LIMITED |
| Landlord's Agent | : | Sun Hung Kai Real Estate Agency Ltd<br>Room 2028, 20/F, Sun Hung Kai Centre<br>30 Harbour Road, Wanchai, Hong Kong |
| Tenant | : | Fuqi International Holdings Co., Ltd.<br>Unit 1217, Level 12<br>Landmark North<br>39 Lung Sum Avenue<br>Sheung Shui, New Territories |
| Premises | : | Unit 1217, Level 12<br>Landmark North<br>39 Lung Sum Avenue<br>Sheung Shui, New Territories |
| Gross Area | : | Approx 817 sf (G) as hatched on the attached floor plan. |
| Term | : | TWO (2) years to be commencing on 3 1 March 2008 and expiring on 28 February 2010 (both days inclusive). |

…/2

SUN HUNG KAI
REAL ESTATE AGENCY LTD.
新鴻基地產代理有限公司

Fuqi International Holdings Co., Ltd.

Attn : Mr Fred C Wong

| | | |
|---|---|---|
| Rent | : | Years 1-2, HK$11,438.00 [i.e. approx @HK$14.00 psf (G)] per month.<br><br>Payable monthly in advance, exclusive of air-conditioning and management charges, rates and other outgoings.<br><br>The rent for the initial month shall be payable upon signing of the Tenancy Agreement. |
| Air-conditioning and Management Charges | : | Currently estimated at HK$2,900.35 per month (inclusive of provision of management service and standard hours air-conditioning supply), subject to revision.<br><br>Payable monthly in advance. The air-conditioning and management charges for the initial month shall be payable upon signing of the Tenancy Agreement. |
| Deposit and Tenancy Agreement | : | Deposit equal to four months' rent and air-conditioning and management charges (i.e. HK$57,353.40) is payable upon confirming this offer. No interest is payable on the said deposit. It is a condition of the agreement constituted by your acceptance of the offer made herein that the Tenancy Agreement shall be signed by you on or before 29 February 2008. If the Tenancy Agreement is not signed by you and returned to us on or before the said date, the agreement constituted as aforesaid shall be considered to have been breached by you and the Landlord shall be entitled to terminate the proposed tenancy and the said agreement with immediate effect by notice to you in writing and the said deposit paid will be forfeited as liquidated damages, but not penalty, to compensate the loss sustained by the Landlord in keeping the captioned premises available to you, but nothing said herein shall prejudice the Landlord's right to, as it will deem fit so to do as an alternative remedy, enforce performance of the said agreement by you. |
| Legal Cost, Stamp Duty & Disbursement | : | Each party shall pay its own legal costs but stamp duty shall be shared equally between the parties. The Tenant shall also pay to the Landlord a sum of HK$800.00 as contribution towards the disbursement incurred from this letting. |

.../3

香港港灣道三十號新鴻基中心四十五樓
電話：二八二七 八一一一　圖文傳真：二八二七 二八六二
網頁：http://www.shkp.com　電子郵件：shkp@shkp.com
45/F., SUN HUNG KAI CENTRE, 30 HARBOUR ROAD, HONG KONG.
TEL: 2827 8111 FAX: 2827 2862
WEBSITE: http://www.shkp.com E-MAIL: shkp@shkp.com

Fuqi International Holdings Co., Ltd.

Attn : Mr Fred C Wong

| | | |
|---|---|---|
| Mechanical & Electrical Contractor | : | The Tenant must use the Landlord's nominated contractors. |
| Landlord's Fixture | : | Standard entrance door, suspended ceiling with standardised layout of diffuser(s), fluorescent tubes and trough fittings (but excluding wiring), sprinkler head(s) and fan-coil unit(s). |
| User | : | For Office use only. |
| Office Layout | : | Detailed plan for internal partitioning proposals including electrical and mechanical layout must be submitted to the Landlord and the Building Manager for approval. The fitting-out of the said premises by the Tenant must be subject to and in accordance with the Fitting-Out Rule or Procedure adopted by the Landlord or manager of the captioned building from time to time. |
| Air-conditioning Service Hours | : | The operating hours for providing air-conditioning services is scheduled from 8:00 am to 7:00 pm on Mondays to Fridays and 8:00 am to 2:00 pm on Saturdays but no air-conditioning service is provided on Sundays and Public Holidays. |
| Rent-free Period | : | The Tenant will be entitled to a rent-free period as follows:-<br>31 March 2008 to 31 March 2008 (both days inclusive)<br>during which rates, air-conditioning and management charges and other outgoings will still be payable by the Tenant. |
| Handover Condition | : | The Tenant will take the said premises in an "as is" condition and undertake to reinstate the said premises to a "bare shell" state and condition and, in particular, reinstate the ceiling of the said premises to such state, layout and condition as the landlord may then instruct the Tenant upon expiration or sooner determination of the tenancy. |

SUN HUNG KAI REAL ESTATE AGENCY LTD. 新鴻基地產代理有限公司

Fuqi International Holdings Co., Ltd.

Attn : Mr Fred C Wong

Trusting the above terms and conditions are acceptable to you, we shall be glad if you could confirm your acceptance of the said terms and conditions by signing and returning the duplicate of this letter to us together with your "Cashier Order" made payable to "Sun Hung Kai Real Estate Agency Ltd" for the deposit (i.e. HK$57,353.40) on or before 27 February 2008, after then this offer will lapse automatically. We stress that time shall be of the essence hereof. Your acceptance hereof in the said manner shall constitute valid and binding agreement between you and the Landlord for the letting of the said premises on the broad terms and conditions contained herein.

Yours faithfully
For and on behalf of
SUN HUNG KAI REAL ESTATE AGENCY LTD

K W LO
Deputy General Manager - Leasing
Office Leasing Department

KWL/SK/ac

Encl

香港港灣道三十號新鴻基中心四十五樓
電話：二八二七 八一一一 圖文傳真：二八二七 二八六二
網頁：http://www.shkp.com 電子郵件：shkp@shkp.com

45/F., SUN HUNG KAI CENTRE, 30 HARBOUR ROAD, HONG KONG.
TEL: 2827 8111 FAX: 2827 2862
WEBSITE: http://www.shkp.com E-MAIL: shkp@shkp.com

SUN HUNG KAI
REAL ESTATE AGENCY LTD.
新鴻基地產代理有限公司

Fuqi International Holdings Co., Ltd.

Attn : Mr Fred C Wong

Trusting the above terms and conditions are acceptable to you, we shall be glad if you could confirm your acceptance of the said terms and conditions by signing and returning the duplicate of this letter to us together with your "Cashier Order" made payable to "Sun Hung Kai Real Estate Agency Ltd" for the deposit (i.e. HK$57,353.40) on or before 27 February 2008, after then this offer will lapse automatically. We stress that time shall be of the essence hereof. Your acceptance hereof in the said manner shall constitute valid and binding agreement between you and the Landlord for the letting of the said premises on the broad terms and conditions contained herein.

Yours faithfully
For and on behalf of
SUN HUNG KAI REAL ESTATE AGENCY LTD

K W LO
Deputy General Manager - Leasing
Office Leasing Department

KWL/SK/ac

Encl

**We confirm our acceptance to the above terms and conditions**

(Signed with Co. Chop)

**Date:**

香港港灣道三十號新鴻基中心四十五樓
電話：二八二七 八一一一　圖文傳真：二八二七 二八六二
網頁：http://www.shkp.com　電子郵件：shkp@shkp.com

45/F., SUN HUNG KAI CENTRE, 30 HARBOUR ROAD, HONG KONG.
TEL: 2827 8111 FAX: 2827 2862
WEBSITE: http://www.shkp.com E-MAIL: shkp@shkp.com


Facing Shek Wu Hui
9830
11170
11800
11700
11800
11500
1213C
1213B
1213A
1215
1216
1217
1218-1220
1221
1222
1212
1223A
1210-1211
1209
1208
1207
1206
1203A-1205
1203
1202
1201
11675
9500
9500
9500
9500
9500
9500
11675
Facing KCR Sheung Shui Station

# Landmark North F.S.S.T.L. 94 Level 12 Floor Plan

(For identification purpose only)

(Floor layout is strictly subject to changes at the landlord's ultimate determination and the final approval of all relevant government authorities)

F:\ Cad\ Leasing\ Drawing\ Ln\ Lease\ Ln-10f-01.dwg * Scale 1:500 / Paper Size = a4 / Date : 14 Jan 2004 4:30p.m.